SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 25, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                                 3600 Lincoln Plaza
                               500 North Akard Street
                              Dallas, Texas 75201-3391
                      (Address of principal executive offices)

                          Registrant's telephone number,
                        including area code - 214/978-2600




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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On July 25, 2000 registrant issued a press release entitled "Lesar to Succeed Cheney as Halliburton Chairman and CEO," pertaining to, among other things, an announcement that Dick Cheney, registrant's chairman of the board and chief executive officer, has accepted George W. Bush's invitation to be
 Bush's Republican Party vice presidential running mate. At a special meeting held July 25, 2000, registrant's board of directors accepted Mr. Cheney's resignation to become effective at the close of business on August 16, 2000 and then elected Mr. Lesar to the board of directors and named him as registrant's chairman of the board, president and chief executive officer, also to become effective at the close of business on August 16, 2000.
 .

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated July 25, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    July 25, 2000                 By:  /s/  Susan S. Keith
                                            -----------------------------------
                                                 Susan S. Keith
                                                 Vice President and Secretary




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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                     Description                            Numbered Page

20                         Press Release of                       5 of 6
                           July 25, 2000
                           Incorporated by Reference




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